MINERAL PROPERTIES	9 Months Ended
Apr. 30, 2016
Notes to Financial Statements
Note 4 - Mineral Properties

On August 28, 2015, (amended March 21, 2016) the Company entered into an Equity Participation and Earn-In Agreement (the "Agreement") with Flex Mining Ltd., a Delaware Corporation ("Flex"). Pursuant to the Agreement, the Company has the right to acquire 100% of Flex by incurring expenditures of $1 million over the next three years. The initial phase is expected to cost $67,500; and if successful in Phase 1, Phase 2 is budgeted at$310,400. The balance, of  $622,100 will be spent subject to the success of Phase 2. In addition, the Company issued 23,500,000 shares of restricted common stock to Flex. Although the Agreement stipulates a deemed value of $0.05 per share, the transaction has been recorded at the market value at the date the shares were issued which was $1.00 per share, and the value of the Agreement was determined to be $23,500,000.

The Company has incurred expenditures of $50,500 renewing the mining claims and planning the exploration during the last quarter.

Management determined that there was an impairment of the investment in the amount of $23,500,000 was warranted due to firstly that, no exploration being conducted on the property to date; and secondly that, no mineral resource having been identified on the property to date.

The Mining Claims are known as the "Big Monty Property" and are located in the Frecheville and Stoughton Townships, Ontario, Larder Lake District. The Claims currently in Big Monty are:

Claim #	# of hectares	Claim Start Date	Claim Expiry Date
4282128	16	February 16, 2016	February 16, 2019
4282129	16	February 16, 2016	February 16, 2019
4282130	6	February 16, 2016	February 16, 2019
4282131	9	February 16, 2016	February 16, 2019
4282132	11	February 16, 2016	February 16, 2019
4282133	13	February 16, 2016	February 16, 2019
4282134	2	February 16, 2016	February 16, 2019
Total	73 hectares (180.4 acres)